TRUMP
                             ENTERTAINMENT RESORTS

FOR IMMEDIATE RELEASE:                      CONTACT:                  Tom Hickey
July 11, 2006;                              Director of Corporate Communications
8 AM  EST                                                         (609) 441-7819
                                                            tom.hickey@trump.com


                      TRUMP ENTERTAINMENT RESORTS ANNOUNCES
                  OPTION AGREEMENT FOR 12 ADDITIONAL ACRES FOR
                  TRUMPSTREET CASINO AND ENTERTAINMENT COMPLEX

         *** PRESS CONFERENCE AT 1:00 PM TODAY AT TASTY BAKING SITE ***

ATLANTIC CITY, NJ - Trump Entertainment Resorts, Inc. ("Trump") (NASDAQ NMS:
TRMP) announced today that Keystone Redevelopment Partners, LLC ("Keystone"), which has applied to the Pennsylvania Gaming Control Board for one of two Category 2 Gaming Licenses slotted for Philadelphia, has signed an option agreement for the purchase of 12 acres of land in Philadelphia with Tasty Baking Company ("Tasty Baking"). Trump is the majority partner in Keystone.

         If successful in obtaining a gaming license, TrumpStreet would be planned for the former Budd Co. factory site located at the intersection of Interstate 76 and Pennsylvania Route 1. As previously announced, Keystone currently has a five-year option to either lease or buy an 18-acre site adjacent to the Tasty Baking site from Preferred Real Estate Investments, Inc. The land option agreement announced today for the additional 12-acre Tasty Baking site brings the total acreage potentially available for TrumpStreet Casino and Entertainment Complex to 30 acres.

         The increased total land available for TrumpStreet would also create the option to construct, staff and operate a temporary gaming facility on the property that would hold at least 1,500 slot machines if Keystone gains a gaming license.

         The agreement applies only to the land currently occupied by Tasty Baking's distribution operation and corporate offices on Fox Street, and does not include any portion of the land occupied by Tasty Baking's manufacturing operation on Hunting Park Avenue. Negotiations for the agreement between Keystone and Tasty Baking began following the announcement by Tasty Baking that the company would begin evaluating strategic manufacturing options.

         "Last month, when we announced that we were evaluating our strategic options, we made it clear that it will be our preference to maintain operations in the City of Philadelphia, and that remains our position today," said Charles
P. Pizzi, the President and Chief Executive Officer of Tasty Baking. "This agreement with Keystone Redevelopment Partners presented an excellent opportunity for Tasty Baking as we continue to develop our strategic plan for the future."

         Keystone Redevelopment Partners is a partnership between Trump Entertainment Resorts and a group of dedicated local Philadelphia-area investors led by former Philadelphia 76ers president Pat Croce. Each Category 2 Gaming License, anticipated to be issued by the Pennsylvania Gaming Control Board by the end of 2006, will initially allow the operation of up to 3,000 slot machines with the ability to apply for an additional 2,000 slot machines.

         Keystone has maintained a commitment to the community throughout the application process, as representatives of TrumpStreet have attended community meetings in Philadelphia and have solicited public input into the proposed facility for more than one year. If Keystone is successful in obtaining a Category 2 gaming license, TrumpStreet is projected to create more than 1,000 jobs. In discussions with the community, Keystone has set a goal of filing seventy-five percent of those jobs with residents from the surrounding neighborhoods, and has also committed to annual community grants in excess of $600,000.00.

         "We have always maintained that building and operating a successful entertainment complex in Philadelphia will require working closely with the surrounding neighborhoods to serve the needs of the community," said James B. Perry, President and Chief Executive Officer of Trump Entertainment Resorts. "With 30 acres of developable land, we will have greater flexibility to help drive economic development and to maximize the value created by the design and operation of our facility if we are successful in obtaining a gaming license."

ABOUT TRUMP ENTERTAINMENT RESORTS:

         Trump Entertainment Resorts, Inc. (the "Company") is a leading gaming company that owns and operates three properties. The Company's properties include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, and Trump Marina Hotel Casino, located in Atlantic City's Marina District. Together, the properties comprise approximately 371,300 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump, the Company's Chairman and largest stockholder, conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. Trump Entertainment Resorts, Inc. is separate and distinct from Mr. Trump's real estate and other holdings.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

         All statements, trend analysis and other information contained in this release relative to the parties' performance, trends in the parties' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of the parties, the parties note that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the parties. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the parties. The parties do not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of TER are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the parties or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

         Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodic reports filed with the SEC, including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC's website, www.sec.gov, or on the Company's website, www.trumpcasinos.com.

                                       ###




                                       3